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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  August 16, 2004

                               ISPAT INLAND, L.P.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                   333-116128                    52-2119872
(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                          Identification Number)


                3210 Watling Street, East Chicago, Indiana 46312
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (219) 399-1200


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Item 5.  Other Events.

Release of Ispat Inland, L.P.'s Consolidated Financial Statements for the Quarter Ended June 30, 2004.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits

Items (a) and (b) are inapplicable.

         (c)      Exhibits.

                  99.1 Ispat Inland, L.P. Consolidated Financial Statements for the Quarter ended June 30, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ISPAT INLAND, L.P.

                                     By: 9064-4816 Quebec, Inc., general partner

Date:  August 16, 2004                    By:    /s/ Richard Leblanc
                                             ------------------------------
                                          Name:      Richard Leblanc
                                               ----------------------------
                                          Title:     Chairman and President
                                                ---------------------------




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                                  Exhibit Index

99.1 Ispat Inland, L.P.'s Consolidated Financial Statements for the Quarter ended June 30, 2004.